UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 6, 2022

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

234 Industrial Way West, Suite A202
Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	732-889-4300

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each change on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 6, 2022, Investview, Inc. (the “Company”) entered into a Separation and Release Agreement (the “Separation Agreements”) with Mario Romano and Annette Raynor, two of the Company’s founders, and Wealth Engineering, LLC, an affiliate of Mr. Romano and Ms. Raynor. Under the Separation Agreements, Mr. Romano and Ms. Raynor agreed to resign their positions as officers and directors of the Company effective immediately as they each transition to the roles of strategic advisors to the Company. The resignations do not reflect disagreement by either Mr. Romano or Ms. Raynor with the Company on any matter relating to the Company’s operations, policies or practices. This transition comes as the Company prepares itself and all its related business operations for a planned future up-listing to a major market exchange and conducts an executive management search to fill certain executive officer vacancies with highly experienced personnel in executive leadership within the industry sectors in which the Company operates.

Under the terms of the Separation Agreements, the parties agreed that all agreements between the Company and Mr. Romano, Ms. Raynor and Wealth Engineering (other than the Lock-Up Agreement executed by Mr. Romano, Ms. Raynor, Wealth Engineering and the other parties thereto dated March 22, 2021 (the “Lock-Up Agreement”)), are terminated in all respects. The Lock-Up Agreement will continue in full force and effect until April 25, 2025, subject to certain modification by which Mr. Romano and Ms. Raynor agreed to hold certain shares of the Company’s common stock until April 2025. Mr. Romano, Ms. Raynor, and Wealth Engineering also agreed to give DBR Capital LLC, on behalf of the Company, an irrevocable proxy to vote all of the shares of the Company common stock owned, directly or beneficially, by them and certain of their affiliates, in accordance with the direction of the Company’s Board of Directors, in its sole discretion.

The Separation Agreements also provide for the surrender by each of Mr. Romano and Ms. Raynor of certain shares of Company common stock to the Company in general consideration for the covenants and agreements of the parties; the payment of the balance owed under a $600,000 promissory note owed by the Company to Wealth Engineering; and the Company’s payment of $1,724,077.56 to the applicable federal and state taxing authorities on behalf of Wealth Engineering as payment for the estimated federal and state taxes that Wealth Engineering may be subject in connection with the vesting of 63,333,333 Company restricted shares on July 22, 2021.

In their roles as Strategic Advisors to the Company, Mr. Romano and Ms. Raynor are expected to provide advisory services and general assistance to the Company, including assisting in general corporate and operational matters as may be assigned to them from time-to-time, as well as to assist and cooperate in responding to inquiries of the SEC, FINRA or any other regulatory body or agency. In consideration of the various elements of the Separation Agreement, including the payments made by the Company to them or on their behalf, as well as continued payments to be made to them as Strategic Advisors, Mr. Romano and Ms. Raynor agreed to certain non-solicitation, non-competition and standstill provisions in favor of the Company.

The foregoing information is intended as a summary of the reported transaction and is qualified in its entirety by reference to the complete text of the Separation Agreements which are filed as Exhibits 10.98 and 10.99 to this Report and incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements in this report on Form 8-K that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies, and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate” or other comparable terms. These forward-looking statements, including the Company’s current expectations concerning a planned future up-listing to a major market exchange and the ability to fill certain executive officer vacancies with highly experienced personnel, are based on the Company’s current beliefs and assumptions and information currently available to the Company and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements; particularly as the Company is currently responding to a previously announced SEC inquiry. The forward-looking statements made in this report speak only as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

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ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.98	Separation and Release Agreement by and among Investview, Inc., and Mario Romano and Wealth Engineering, LLC, dated as of January 6, 2022.	This filing

10.99	Separation and Release Agreement by and among Investview, Inc., and Annette Raynor and Wealth Engineering, LLC, dated as of January 6, 2022.	This filing

Item 99	Miscellaneous

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: January 10, 2022	By:	/s/ James R. Bell
James R. Bell
Acting Chief Executive Officer

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